                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.2

                  DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN
                            INTERNATIONAL GROUP, INC.

George Leroy Miles, Jr.      Director            President and Chief Executive        4802 5th Avenue,
                                                 Officer, WQED Multimedia             Pittsburgh, Pennsylvania 15213

Suzanne Nora Johnson         Director            Former Vice Chairman and Chairman    3000 West Olympic Blvd.
                                                 of the Global Markets Institute      Suite 2222,
                                                 (2004 to 2007) and Head of Global    Santa Monica, CA 90404
                                                 Investment Research Division (2002
                                                 to 2007), The Goldman Sachs Group,
                                                 Inc

Morris Wolf Offit            Director            Chairman, Offit Capital Advisors     485 Lexington Avenue, 24th Floor,
                                                 LLC; prior thereto, Co-Chief         New York, New York 10017
                                                 Executive Officer, Offit Hall
                                                 Capital Management LLC (2002 to
                                                 2007); Founder and Former Chief
                                                 Executive Officer, OFFITBANK

Thomas A. Russo(1)           Executive Officer   Executive Vice President-Legal,      70 Pine St.
                                                 Compliance, Regulatory Affairs,      New York, NY 10270
                                                 Government Affairs & General
                                                 Counsel

David L. Herzog              Executive Officer   Executive Vice President & Chief     70 Pine Street
                                                 Financial Officer                    New York, NY 10270

Rodney Owen Martin, Jr.      Executive Officer   Executive Vice President - Life      2929 Allen Parkway, Houston,
                                                 Insurance                            TX 77019

Kristian Philip Moor         Executive Officer   Executive Vice President -           175 Water Street
                                                 Domestic General Insurance           New York, NY 10270

Nicholas Charles Walsh       Executive Officer   Executive Vice President - Foreign   175 Water Street
                                                 General Insurance                    New York, NY 10270

----------
(1) Prior to joining AIG in February 2010, Mr. Thomas Russo served as Senior Counsel in the New York office of Patton Boggs LLP. Previously, he was Vice Chairman of Lehman Brothers Holdings until December 2008, and prior to joining Lehman in 1993, he was partner at the law firm of Cadwalader, Wickersham & Taft and a member of its Management Committee.

AMERICAN INTERNATIONAL GROUP, INC. ("AIG") LIST OF NEW EXECUTIVE DIRECTORS AND OFFICERS

Name                       Position                   Title                               Address
------------------------   ----------------------     --------------------------------    -----------------------------------
Harvey Golub (1)           Director, Chairman         Former Chairman and Chief           70 Pine Street, New York, NY
                                                      Executive Officer of American       10270
                                                      Express Company
                                                      Director, Campbell Soup Company
                                                      The Reader's Digest
                                                      Association, Inc.

Robert H. Benmosche (2)    Director and Executive     President and Chief Executive       70 Pine Street, 18th Floor, New
                           Officer                    Officer                             York, NY 10270

Laurette T. Koellner (3)   Director                   Retired; Former Senior Vice         70 Pine Street, New York, NY
                                                      President of The Boeing             10270
                                                      Company; Former President,
                                                      Boeing International
                                                      Director, Celestica Inc.
                                                      Sara Lee Corporation

Christopher S. Lynch (4)   Director                   Former Partner, KPMG LLP            70 Pine Street, New York, NY
                                                      Director, Federal Home Loan         10270
                                                      Mortgage Corporation

Arthur C. Martinez (5)     Director                   Former Chairman of the Board,       70 Pine Street, New York, NY
                                                      President and Chief Executive       10270
                                                      Officer, Sears, Roebuck and Co.
                                                      Director,* ABN AMRO
                                                      Holding, N.V.
                                                      HSN, Inc.
                                                      IAC/InterActiveCorp
                                                      International Flavors &
                                                      Fragrances, Inc.
                                                      Liz Claiborne, Inc.
                                                      PepsiCo, Inc.

Robert S. Miller (6)       Director                   Former Executive Chairman,          70 Pine Street, New York, NY
                                                      Delphi Corporation                  10270
                                                      Director, Symantec Corporation
                                                      UAL Corporation

Douglas M. Steenland (7)   Director                   Former President and Chief          70 Pine Street, New York, NY
                                                      Executive Officer, Northwest        10270
                                                      Airlines Corporation
                                                      Director, Delta Air Lines, Inc.
                                                      Digital River, Inc.

----------
(1) On June 30, 2009 Harvey Golub was elected Non-Executive Chairman of the Board. Mr. Golub was Chairman and Chief Executive Officer of American Express Company from 1993 to 2001. Prior to joining American Express in 1984, Mr. Golub was a senior Partner with McKinsey & Co. Mr. Golub is the Non-Executive Chairman of Ripplewood Holdings, a private equity firm based in New York. He is a member of the Board of Directors of Campbell Soup Company, and formerly its Non-Executive Chairman. Mr. Golub serves as Non-Executive Chairman of the Board of Directors of The Reader's Digest Association, and he is also a director of RHJ International, a public investment company based in Belgium.

(2) Effective August 10, 2009, Robert H. Benmosche became President and Chief Executive Officer of American International Group, Inc.. Mr. Benmosche is a former Chairman, President, and Chief Executive Officer of MetLife, a leading provider of insurance and other financial services. Mr. Benmosche led the transition of MetLife from a mutual to a public company in 2000. He joined MetLife in 1995 as Executive Vice President responsible for business integration and product development, marketing and sales efforts focused on MetLife's individual customers. Earlier in his career he served as Executive Vice President for PaineWebber, Inc., where he directed the merger of Kidder Peabody into PaineWebber. He also served in various capacities with Chase Manhattan Bank from 1976 to 1982. Mr. Benmosche has served as a member of the Board of Directors of Credit Suisse Group since 2002.

(3) Ms. Koellner retired as President of Boeing International, a position she held from 2006 to 2008. Prior to that, she was President of Connexion by Boeing from 2004 to 2006, and Executive Vice President, Member of the Office of the Chairman and Chief Human Resources Officer and Chief Administrative Officer.

(4) Mr. Lynch is an independent consultant providing a variety of services to financial intermediaries, including risk management, strategy, governance, financial and regulatory reporting and troubled-asset management. Prior to retiring from KPMG LLP in May 2007, Mr. Lynch held a variety of leadership positions at KPMG, including National Partner in Charge -- Financial Services.

(5) Mr. Martinez retired as Chairman of the Board, President and Chief Executive Officer of Sears, Roebuck and Co. in 2000.

(6) Mr. Miller was Chairman of Federal-Mogul Corporation from 2004 to 2005, prior to becoming Chairman and Chief Executive Officer of Delphi Corporation in 2005. Mr. Miller was Chairman and Chief Executive Officer of Delphi Corporation when it filed for Chapter 11 bankruptcy in October 2005.

(7) Mr. Steenland was President of Northwest Airlines from 2001 until 2004 and was President and Chief Executive Officer of Northwest Airlines from 2004 until 2008. Mr. Steenland was Chief Executive Officer of Northwest Airlines when it filed for Chapter 11 bankruptcy in September 2005.

Jay S. Wintrob               Executive Officer   Executive Vice President -           1 SunAmerica Center,
                                                 Domestic Life and Retirement         1999 Avenue of the Stars,
                                                 Services                             Los Angeles, CA 90067

William N. Dooley            Executive Officer   Senior Vice President - Financial    70 Pine Street
                                                 Services                             New York, NY 10270

Robert E. Lewis              Executive Officer   Senior Vice President & Chief Risk   70 Pine Street
                                                 Officer                              New York, NY 10270

Monika M. Machon(1)          Executive Officer   Senior Vice President & Chief        70 Pine Street
                                                 Investment Officer                   New York, NY 10270

Brian T. Schreiber           Executive Officer   Senior Vice President - Global       70 Pine Street
                                                 Planning and Analysis                New York, NY 10270

Peter D. Hancock(2)          Executive Officer   Executive Vice President -           70 Pine St.
                                                 Finance, Risk and Investments        New York, NY 10270

Mark A. Wilson(3)            Executive Officer   Executive Vice President -
                                                 Life Insurance

Jeffrey J. Hurd(4)           Executive Officer   Senior Vice President -              80 Pine St.
                                                 Human Resources and                  New York, NY 10038
                                                 Communications

----------
(1) Effective January 14, 2009, Monika Maria Machon was elected Senior Vice President and Chief Investment Officer.

(2) Effective February 25, 2010, Peter D. Hancock was elected Executive Vice President - Finance, Risk and Investments.

(3) Effective February 25, 2010, Mark A. Wilson was elected Executive Vice President - Life Insurance.

(4) Effective February 25, 2010, Jeffrey J. Hurd was elected Senior Vice President - Human Resources and Communications.

           DIRECTORS AND EXECUTIVE OFFICERS OF CHARTIS HOLDINGS, INC.

John Q. Doyle              Director and Executive     Executive Vice President            175 Water Street, New
                           Officer                                                        York, New York 10038

Kristian P. Moor           Director and Executive     Chairman of the Board of            175 Water Street, New
                           Officer                    Directors, President and            York, New York 10038
                                                      Chief Executive Officer

Robert S. H. Schimek       Directors and Executive    Chief Financial Officer,            175 Water Street, New
                           Officer                    Executive Vice President            York, New York 10038
                                                      and Treasurer

Nicholas C. Walsh          Director and Executive     Vice Chairman of the Board          175 Water Street, New
                           Officer                    of Directors                        York, New York 10038

Frank H. Douglas, Jr.      Executive Officer          Senior Vice President and           70 Pine Street, New York,
                                                      Chief Actuary                       NY 10270

David N. Fields            Executive Officer          Senior Vice President and           175 Water Street, New
                                                      Chief Reinsurance Officer           York, New York 10038

Jeffrey L. Hayman          Executive Officer          Senior Vice President and           175 Water Street, New
                                                      Chief Administrative                York, New York 10038
                                                      Officer

Ralph W. Mucerino          Executive Officer          Senior Vice President               175 Water Street, New
                                                                                          York, New York 10038

Charles R. Schader         Executive Officer          Senior Vice President and           175 Water Street, New
                                                      Chief Claims Officer                York, New York 10038

Thomas J. Scherer          Executive Officer          Senior Vice President,              175 Water Street, New
                                                      General Counsel and                 York, New York 10038
                                                      Secretary

Samir Shah                 Executive Officer          Senior Vice President and           175 Water Street, New
                                                      Chief Risk Officer                  York, New York 10038

David Ensor                Executive Officer          Chief Credit Officer                175 Water Street, New
                                                                                          York, New York 10038

Gretchen A. Hayes          Executive Officer          Chief Diversity Officer             The Chartis Building,
                                                                                          58 Fenchurch Street,
                                                                                          London EC3MYAB,
                                                                                          United Kingdom

Jeffrey M. Riedel          Executive Officer          Chief Information Officer           70 Pine Street,
                                                                                          New York, New York
                                                                                          10276

Agustin Formoso, Jr.       Executive Officer          Vice President,
                                                      Administration

Kenneth V. Harkins         Executive Officer          Vice President                      175 Water Street, New
                                                                                          York, New York 10038

John J. Jones              Executive Officer          Vice President,                     175 Water Street, New
                                                      Communications                      York, New York 10038

Mary Ann Ross              Executive Officer          Vice President                      175 Water Street, New
                                                                                          York, New York 10038

J. Howard Stecker          Executive Officer          Vice President and Chief            80 Pine Street,
                                                      Tax Officer                         New York, New York
                                                                                          10005

George M. Williams         Executive Officer          Vice President, Operations          175 Water Street, New
                                                      and Systems                         York, New York 10038

Andrew R. Holland          Executive Officer          Assistant Secretary                 175 Water Street, New
                                                                                          York, New York 10038

                         EXECUTIVE OFFICERS OF AIUH LLC

David L. Herzog            Executive Officer          Executive Vice President            70 Pine Street, New York,
                                                                                          NY 10038

Robert A. Gender           Executive Officer          Vice President and                  70 Pine Street,
                                                      Treasurer                           New York, New York
                                                                                          10276

Kathleen E. Shannon        Executive Officer          Secretary                           70 Pine Street,
                                                                                          New York, New York
                                                                                          10276


             DIRECTORS AND EXECUTIVE OFFICERS OF CHARTIS U.S., INC.


John Q. Doyle               Director and        President & Chief Executive           175 Water Street,
                            Executive Officer   Officer, Chartis U.S., Inc.           New York, New York 10038

Kenneth V. Harkins          Director            Deputy General Counsel, AIG           175 Water Street,
                                                                                      New York, New York 10038

David L. Herzog             Director            Executive Vice President and          70 Pine Street,
                                                Chief Financial Officer, AIG          New York, New York 10270

Robert E. Lewis             Director            Senior Vice President & Chief Risk    70 Pine Street,
                                                Officer, AIG                          New York, New York 10270

Kristian P. Moor            Director and        Chairman of the Board,                175 Water Street,
                            Executive Officer   Chartis U.S., Inc.                    New York, New York 10038

Robert S.H. Schimek         Director and        Executive Vice President, Chief       175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,      New York, New York 10038
                                                Chartis U.S., Inc.

Robert J. Beier             Executive Officer   Senior Vice President,                175 Water Street,
                                                Chartis U.S., Inc.                    New York, New York 10038

Carl E. Chamberlain         Executive Officer   Senior Vice President,                175 Water Street,
                                                Chartis U.S., Inc.                    New York, New York 10038

Frank H. Douglas, Jr.       Executive Officer   Senior Vice President and Actuary,    70 Pine Street,
                                                Chartis U.S., Inc.                    New York, New York 10270

David N. Fields             Executive Officer   Senior Vice President,                175 Water Street
                                                Chartis U.S., Inc.                    New York, New York 10038

Andrew R. Holland           Executive Officer   Senior Vice President,                175 Water Street,
                                                General Counsel and Secretary,        New York, New York 10038
                                                Chartis U.S., Inc.

Gary E. Muoio               Executive Officer   Senior Vice President and Chief       175 Water Street,
                                                Operations Officer-Underwriting,      New York, New York 10038
                                                Chartis U.S., Inc.

Richard T. Pisano           Executive Officer   Senior Vice President,                80 Pine Street
                                                Chartis U.S., Inc.                    New York, New York 10005

Mary Ann Ross               Executive Officer   Executive Vice President,             175 Water Street,
                                                Chartis U.S., Inc.                    New York, New York 10038

Charles R. Schader          Executive Officer   Executive Vice President,             175 Water Street,
                                                Chartis U.S., Inc.                    AIG  New York, New York 10038

George M. Williams          Executive Officer   Vice President and Chief              70 Pine Street,
                                                Operations Officer-Claims,            New York, New York 10270
                                                Chartis U.S., Inc.

Mark T. Willis              Executive Officer   Executive Vice President,             300 South Riverside Plaza, Suite
                                                Chartis U.S., Inc.                    2100, Chicago, Illinois  60606

             DIRECTORS AND EXECUTIVE OFFICERS OF CHARTIS INC.


John Q. Doyle               Director            Senior Vice President - Domestic     175 Water Street,
                                                General Insurance, AIG               New York, New York 10038

Kenneth V. Harkins          Director and        Executive Vice President, General    175 Water Street,
                            Executive           Counsel and Secretary, Chartis Inc.  New York, New York 10038
                            Officer

David L. Herzog             Director            Executive Vice President and         70 Pine Street,
                                                Chief Financial Officer, AIG         New York, New York 10270

Robert E. Lewis             Director            Senior Vice President & Chief Risk   70 Pine Street,
                                                Officer, AIG                         New York, New York 10270

Kristian P. Moor            Director and        Chairman of the Board,               175 Water Street,
                            Executive           President and Chief Executive        New York, New York 10038
                            Officer             Officer, Chartis Inc.

Robert S.H. Schimek         Director and        Executive Vice President, Chief      175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,     New York, New York 10038
                                                Chartis Inc.

Nicholas C. Walsh           Director            Executive Vice President - Foreign   175 Water Street,
                                                General Insurance, AIG               New York, New York 10038

Mary Ann Ross               Executive           Executive Vice President,            175 Water Street,
                            Officer             Chartis Inc.                         York, New York 10038

Frank H. Douglas, Jr.       Executive           Senior Vice President and Actuary,   70 Pine Street,
                            Officer             Chartis Inc.                         New York, New York 10270

Richard T. Pisano           Executive Officer   Senior Vice President and            80 Pine Street,
                                                Statutory Comptroller, Chartis Inc.  New York, New York 10005


Mark T. Willis              Executive           Executive Vice President,            300 South Riverside Plaza,
                            Officer             Chartis Inc.                         Suite 2100,
                                                                                     Chicago, Illinois 60606

                DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN HOME
                           ASSURANCE COMPANY ("AHAC")

John Q. Doyle               Director and        President and Chief Executive        175 Water Street,
                            Executive Officer   Officer, AHAC                        New York, New York 10038

David N. Fields             Director and        Senior Vice President, AHAC          175 Water Street,
                            Executive Officer                                        New York, New York 10038

Christopher L. Sparro       Director            President, AIG World Source          175 Water Street,
                                                                                     New York, New York 10038

David L. Herzog             Director            Executive Vice President and         70 Pine Street,
                                                Chief Financial Officer, AIG         New York, New York 10270

Louis P. Iglesias           Director            Chairman and Chief Executive         175 Water Street,
                                                Officer - Commercial Casualty Group  New York, New York 10038

Robert E. Lewis             Director            Senior Vice President and Chief      70 Pine Street,
                                                Risk Officer, AIG                    New York, New York 10270

Monika M. Machon            Director            Senior Vice President and Chief      70 Pine Street,
                                                Investment Officer, AIG              New York, New York 10270

Kristian P. Moor            Director and        Chairman of the Board, AHAC          175 Water Street, New York,
                            Executive Officer                                        New York 10038

Robert S.H. Schimek         Director and        Senior Vice President, Chief         175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,     New York, New York 10038
                                                AHAC

Nicholas S. Tyler           Director            Vice President, AHAC                 175 Water Street,
                                                                                     New York, New York 10038

Nicholas C. Walsh           Director and        Senior Vice President, AHAC          175 Water Street,
                            Executive Officer                                        New York, New York 10038


Frank H. Douglas, Jr.       Executive Officer   Senior Vice President and            70 Pine Street,
                                                Actuary, AHAC                        New York, New York 10270

Mark T. Willis              Director and        Senior Vice President, AHAC          175 Water Street,
                            Executive Officer                                        New York, New York 10038

Andrew R. Holland           Executive Officer   Senior Vice President, General        175 Water Street,
                                                Counsel and Secretary,                New York, New York, 10038
                                                AHAC

Gary E. Muoio               Executive Officer   Senior Vice President, AHAC          175 Water Street,
                                                                                     New York, New York, 10038

Richard T. Pisano           Executive Officer   Senior Vice President, AHAC          80 Pine Street,
                                                                                     New York, New York 10005

Richard C. Woollams         Executive Officer   Senior Vice President, AHAC          175 Water Street,
                                                                                     New York, New York, 10038

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                        STARR INTERNATIONAL COMPANY, INC.

Maurice R. Greenberg        Chairman of the     Chairman of the Board and            399 Park Avenue, 17th Floor,
                            Board and           director, Starr International        New York, New York 10022
                            Director            Company, Inc. and C.V. Starr &
                                                Co., Inc.; Chief Executive
                                                Officer, C.V. Starr & Co., Inc.;
                                                trustee of C.V. Starr & Co., Inc.
                                                Trust; member, director and
                                                Chairman of the Board, The Starr
                                                Foundation.

Joseph C.H. Johnson         President and       President and Director               101 First Street,
                            Director                                                 Hamilton, Bermuda HM 12

Edward E. Matthews          Managing Director   Managing Director and director,      399 Park Avenue, 17th Floor,
                            and Director        Starr International Company,         New York, New York 10022
                                                Inc.; director and President,
                                                C.V. Starr & Co., Inc.; trustee,
                                                C.V. Starr & Co., Inc. Trust;
                                                member and director, The Starr
                                                Foundation.

Houghton Freeman            Director            President, Freeman Foundation        499 Taber Hill Road,
                                                                                     Stowe, VT 05672

Lawrence S. Greenberg       Director            Private Equity Investor              399 Park Avenue, 17th Floor,
                                                                                     New York, New York 10022

Bertil P-H Lundquist        Director            Executive Vice President and         399 Park Avenue, 17th Floor,
                                                General Counsel, C.V. Starr &        New York, New York 10022
                                                Co., Inc.

Howard I. Smith             Director            Vice Chairman-Finance and            399 Park Avenue, 17th Floor,
                                                Secretary, C.V. Starr & Co., Inc.    New York, NY 10022

John J. Roberts             Director            Retired; Honorary Director,          Concordia Farms
                                                American International Group, Inc.   P.O. Box 703,
                                                                                     Easton, MD 21601

Cesar Zalamea               Director            President and Chief Executive        Suite 1405-7,
                                                Officer, Starr International         Two Exchange Square,
                                                Company (Asia), Limited              8 Connaught Place,
                                                                                     Central, Hong Kong

           DIRECTORS AND EXECUTIVE OFFICERS OF C.V. STARR & CO., INC.

Maurice R. Greenberg        Chairman of the     (See above)                          (See above)
                            Board, Director
                            and Chief
                            Executive Officer

Howard I. Smith             Vice Chairman-      (See above)                          (See above)
                            Finance and
                            Secretary and
                            Director

Edward E. Matthews          President and       (See above)                          (See above)
                            Director

Houghton Freeman            Director            (See above)                          (See above)

John J. Roberts             Director            (See above)                          (See above)

Bertil P-H Lundquist        Director            (See above)                          (See above)

Lawrence S. Greenberg       Director            (See above)                          (See above)



                           DIRECTORS AND OFFICERS OF
                          C.V. STARR & CO., INC. TRUST

Maurice R. Greenberg        Chairman and        (See above)                          (See above)
                            Director, Trustee

Edward E. Matthews          Director, Trustee   (See above)                          (See above)

Howard I. Smith             Director, Trustee   (See above)                          (See above)



                       DIRECTORS AND EXECUTIVE OFFICERS OF
                           UNIVERSAL FOUNDATION, INC.

Stuart Osborne              President and       President of Universal Foundation    Mercury House
                            Director                                                 101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Eligia G. Fernando          Director            Retired                              Mercury House
                                                                                     101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Cesar C. Zalamea            Director            (See above)                          (See above)

Aloysius B. Colayco         Director            Managing Director, Argosy Partners   Argosy Partners
                                                                                     8th Floor, Pacific Star Building
                                                                                     Makati City, Philippines

Jennifer Barclay            Secretary           Secretary of Universal Foundation    Mercury House
                                                                                     101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Margaret Barnes             Treasurer           Treasurer of Universal Foundation    Baarerstrasse 101
                                                                                     CH-6300
                                                                                     Zug, Switzerland

             DIRECTORS AND EXECUTIVE OFFICERS OF THE MAURICE R. AND
                  CORINNE P. GREENBERG FAMILY FOUNDATION, INC.

Maurice R. Greenberg        Chairman and        (See above)                          (See above)
                            Director

Corinne P. Greenberg        President and       President and Director, Greenberg    399 Park Avenue, 17th Floor
                            Director            Foundation                           New York, New York 10022

Jeffrey W. Greenberg        Vice President      Vice President and Director,         399 Park Avenue, 17th Floor
                            and Director        Greenberg Foundation                 New York, New York 10022

Evan G. Greenberg           Vice President      President and Chief Executive        399 Park Avenue, 17th Floor
                            and Director        Officer, ACE Limited                 New York, New York 10022

Lawrence S. Greenberg       Vice President      (See above)                          (See above)
                            and Director

Shake Nahapetian            Treasurer           Administrative Assistant,            399 Park Avenue, 17th Floor
                                                C.V. Starr & Co., Inc.               New York, New York 10022



              DIRECTOR AND EXECUTIVE OFFICER OF THE MAURICE R. AND CORINNE P. GREENBERG JOINT TENANCY CORPORATION, INC.

Maurice R. Greenberg        Chairman, CEO,      (See above)                          (See above)
                            President,
                            Treasurer,
                            Secretary and
                            Director